Exhibit 10.2

AMENDMENT NO. 2

TO TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT, dated as of April 7, 2017 (this “Amendment No. 2”), is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (in such capacity, together with its successors and assigns, “Administrative Agent”) pursuant to the Credit Agreement (as defined below) for the Lenders (as defined below), TPG SPECIALTY LENDING, INC., as Joint Lead Arranger and Documentation Agent pursuant to the Credit Agreement (in such capacity, together with its successors and assigns, “Documentation Agent”) and the lenders from time to time party to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) party hereto (who constitute Required Lenders), DESTINATION MATERNITY CORPORATION, a Delaware corporation (“Lead Borrower”), CAVE SPRINGS, INC., a Delaware corporation (“Cave”, and together with Lead Borrower, each a “Borrower” and collectively, “Borrowers”), MOTHERS WORK CANADA, INC., a Delaware corporation (“Mothers Work”), DM URBAN RENEWAL, LLC, a New Jersey limited liability company (“DM Urban”, and together with Mothers Work, each a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Documentation Agent, Lenders, Borrowers and Guarantors have entered into a financing arrangement pursuant to which Lenders have made a term loan to Borrowers in the original principal amount of $32,000,000.00, as set forth in the Term Loan Credit Agreement, dated March 25, 2016, by and among Administrative Agent, Documentation Agent, Borrowers, the Lenders parties thereto and the Guarantors (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Loan Documents;

WHEREAS, Lead Borrower has requested that Administrative Agent and Lenders modify certain provisions of the Credit Agreement and Administrative Agent and Required Lenders are willing to agree to such modifications on the terms and subject to the conditions set forth herein; and

WHEREAS, by this Amendment No. 2, Administrative Agent, Required Lenders, and Borrowers desire and intend to evidence such agreement and to make certain related amendments to the Credit Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(a) Definitions. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

2. Amendment No. 2 Effective Date. This Amendment No. 2 shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Administrative Agent in its sole discretion (the “Amendment No. 2 Effective Date”):

(i) this Amendment No. 2 shall have been duly executed by each party hereto;

(ii) the Administrative Agent and the Documentation Agent shall have received a copy of an amendment to the ABL Loan Agreement, duly executed by the ABL Agent, requisite ABL Lenders, Borrowers and Guarantors;

(iii) the Administrative Agent and the Documentation Agent shall have received a copy of an amendment to the Intercreditor Agreement, duly executed by the ABL Agent, Administrative Agent, Borrowers and Guarantors;

(iv) no Event of Default exists or has occurred and is continuing; and

(v) Borrowers shall have delivered to Administrative Agent and the Documentation Agent such other documents, information, certificates, records, and filings as the each may reasonably request.

3. Amendments to Credit Agreement. Upon the Amendment No. 2 Effective Date:

(a) The following definition is hereby added to the Credit Agreement:

“Combined Loan Caps” means, at any time, the sum of (i) Loan Cap, and (ii) the lesser of the (x) the outstanding aggregate principal amount of the Term Loans, and (y) Borrowing Base.

“Permitted FFE Financing” means Indebtedness secured by Liens on the Permitted Financed FFE, which Indebtedness is on terms which are reasonably satisfactory to the Administrative Agent and the Documentation Agent.

“Permitted Financed FFE” means the furniture, fixtures and Equipment listed on Schedule 1.01(c).

“Permitted FFE Financing Proceeds” has the meaning set forth in clause (x) of the “Permitted Indebtedness” definition.

(b) Section 2.09(b)(i) is hereby amended by deleting “Closing Date” therein and replacing it with “Amendment No. 2 Effective Date”.

(c) Section 7.15 of the Credit Agreement is hereby amended by deleting clauses (a) and (b) in their entirety and replacing them with the following:.

“(a) Excess Availability. Permit Excess Availability at any time to be less than the greater of (i) ten percent (10%) of the Combined Loan Caps (calculated without giving effect to the Term Loan Reserve) and (ii) $10,000,000.

(b) [Reserved].”

(d) The definition of “Permitted Encumbrances” as set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following clause (ff):

“(ff) Liens on Permitted Financed FFE in connection with any Permitted FFE Financing permitted under clause (x) of the definition of “Permitted Indebtedness”; provided, that (i) the Indebtedness secured thereby does not exceed the fair market value (in place) of the Permitted Financed FFE, and (ii) such Liens shall not extend to any property or assets of the Loan Parties other than the Permitted Financed FFE and proceeds thereof”.

(e) The definition of “Permitted Indebtedness” as set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following clause (x):

“(x) Permitted FFE Financing, provided, however, that in connection with any Permitted FFE Financing (or all such financings in the aggregate), Borrowers shall prepay the Term Loans in an aggregate amount that is the lesser of (i) $5,000,000 and (ii) the net proceeds to the Borrower of the Permitted FFE Financing after paying all amounts due under the Wells Equipment Financing Documents in order to terminate the financing thereunder and secure the release of the equipment financed thereunder, and deducting the fees, costs and expenses of the Permitted FFE Financings (the “Permitted FFE Financing Proceeds”).

(f) Permitted Financed FFE Schedule. The Credit Agreement is hereby amended by adding a new Schedule 1.01(c) in the form of Exhibit A hereto.

4. Release of Permitted Financed FFE; Waiver of Prepayment Fee. In connection with any Permitted FFE Financing which is subject to a lien on furniture, fixtures or equipment in favor of the Lenders (as identified on Schedule 1.01(c)) or with respect to any other furniture, fixtures or equipment (as identified on Schedule 1.01(c)), upon the receipt by the Term Loan Agent of the Permitted FFE Financing Proceeds in connection with such financing for payment of the Term Loans pursuant to the Term Loan Credit Agreement (for the avoidance of doubt any such payment of the Permitted FFE Financing Proceeds shall be deemed a mandatory prepayment under Section 2.05(g)), the Administrative Agent hereby agrees to terminate all security interests in the Permitted Financed FFE and agrees to file the required UCC-3 statement and other termination filings and releases and to take all reasonable additional steps as may be necessary to release the Administrative Agent’s security interests and liens in the Permitted Financed FFE. Notwithstanding anything contained in the Credit Agreement to the contrary, Wells Fargo Bank, National Association, as a Lender hereby waives the required payment of any applicable Prepayment Premium in connection with the prepayment with Permitted FFE Financing Proceeds in connection with the Permitted FFE Financing, provided, that such waiver shall only be applicable to the extent such Permitted FFE Financing occurs within one hundred twenty (120) days of the Amendment No. 2 Effective Date and for the avoidance of doubt, shall only be applicable to a payment in connection with the Permitted FFE Financing within such time period and not any other voluntary or mandatory payment under the Credit Agreement or to any other Lender.

5. Representations and Warranties. Borrowers each represent and warrant with and to the Administrative Agent, the Documentation Agent and each Lender on the Amendment No. 2 Effective Date as follows:

(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 2;

(b) this Amendment No. 2 and the amendment of even date herewith to the Intercreditor Agreement have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and the other Loan Parties and, if necessary, its equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and the other Loan Parties contained herein and therein constitute legal, valid and binding obligations of Borrowers and the other Loan Parties, enforceable against Borrowers and the other Loan Parties in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c) the execution, delivery and performance of this Amendment No. 2 and the amendment of even date herewith to the Intercreditor Agreement (i) are within each Borrower’s and Guarantor’s corporate or limited liability company powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation or formation, operating agreement, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Term Loan Documents) to which any Borrower or other Loan Party is a party or by which any Borrower or other Loan Party or its property are bound; and

(d) all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

6. Effect of this Amendment No. 2. Except as expressly set forth herein, no other consents, amendments, changes or modifications to the Loan Documents are intended or implied hereby, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and the other Loan Parties shall not be entitled to any other or further consent by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. To the extent of conflict between the terms of this Amendment No. 2 and the other Loan Documents, the terms of this Amendment No. 2 shall control. The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.

7. Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Further Assurances. Borrowers and other Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent and/or the Documentation Agent to effectuate the provisions and purposes of this Amendment No. 2.

10. Entire Agreement. This Amendment No. 2 and the other Loan Documents represent the entire agreement and understanding concerning the subject matter hereof and thereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof and thereof, whether oral or written.

11. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

12. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

13. RELEASE. ON AND PRIOR TO THE AMENDMENT NO. 2 EFFECTIVE DATE, LOAN PARTIES, TOGETHER WITH THEIR SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT, DOCUMENTATION AGENT OR ANY LENDER IN RESPECT OF OR RELATED TO ANY LOAN DOCUMENT. LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT, DOCUMENTATION AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, IN EACH CASE SOLELY TO THE EXTENT ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT NO. 2 IS EXECUTED, WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE (ON OR PRIOR TO THE DATE OF THIS AMENDMENT NO. 2) IN RESPECT OF OR RELATED TO ANY LOAN DOCUMENT AGAINST ADMINISTRATIVE AGENT, DOCUMENTATION AGENT, ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN OR ADVANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT NO. 2.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT AND LENDER:		BORROWERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,		DESTINATION MATERNITY CORPORATION
as Administrative Agent and a Required Lender		By:	/s/ Anthony M. Romano
		Name:	Anthony M. Romano
By:	/s/ Wai Yin Cheng	Title:	Chief Executive Officer and President
Name:	Wai Yin Cheng
Its Authorized Signatory
CAVE SPRINGS, INC.
LENDER:
		By:	/s/ Ronald J. Masciantonio
TPG SPECIALTY LENDING, INC., as		Name:	Ronald J. Masciantonio
Documentation Agent and a Required Lender		Title:	Assistant Secretary

By:	/s/ Michael Fishman	GUARANTORS:
Name:	Michael Fishman
Its Authorized Signatory		MOTHERS WORK CANADA, INC.

		By:	/s/ Anthony M. Romano
		Name:	Anthony M. Romano
		Title:	Chief Executive Officer and President

DM URBAN RENEWAL, LLC

		By:	/s/ Anthony M. Romano
		Name:	Anthony M. Romano
		Title:	Chief Executive Officer